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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 11, 2008

                           AMERICAN EXPRESS COMPANY
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                   NEW YORK
                ---------------------------------------------
                (State or Other Jurisdiction of Incorporation)

               1-7657                                  13-4922250
      ------------------------             ---------------------------------
      (Commission File Number)             (IRS Employer Identification No.)

200 VESEY STREET, WORLD FINANCIAL CENTER,
           NEW YORK, NEW YORK                            10285
-----------------------------------------             ----------
(Address of Principal Executive Offices)              (Zip Code)

                                (212) 640-2000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                     NONE
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

The following information is furnished under Item 7.01 - Regulation FD
Disclosure:

As previously announced in the American Express Company (the Company) Form 8-K dated September 18, 2007, and in subsequent filings with the U.S. Securities and Exchange Commission (SEC), the Company entered into an agreement with Standard Chartered PLC (Standard Chartered) to sell American Express International Deposit Company (AEIDC), a subsidiary that issues investment certificates to American Express Bank Ltd.'s (AEB) customers, 18 months after the close of the AEB sale through a put/call agreement. The Company completed the sale of AEB to Standard Chartered on February 29, 2008. AEIDC qualifies for classification as a discontinued operation beginning in the third quarter of 2008 as it is one year prior to the anticipated sale of AEIDC. Accordingly, the results of AEIDC have been removed from the Corporate & Other segment and reclassified to the discontinued operations line on the Company's Consolidated Statements of Income for all prior periods.

Financial and other information reflecting the reclassification of AEIDC as a discontinued operation is furnished in Exhibit 99.1 and is incorporated by reference herein.

                                      2

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EXHIBIT

99.1 Unaudited Consolidated Statements of Income for the quarters ended June 30, 2008, 2007, and 2006; March 31, 2008, 2007, and 2006;
        December 31, 2007 and 2006; and September 30, 2007 and 2006, and for the years ended December 31, 2007 and 2006.

        Unaudited Financial Summary information by Segment and for Earnings Per Share for the quarters ended June 30, 2008, 2007, and 2006; March 31, 2008, 2007, and 2006; December 31, 2007 and 2006; and September
        30, 2007 and 2006, and for the years ended December 31, 2007 and 2006.

        Unaudited Consolidated Balance Sheets as of June 30, 2008, and December 31, 2007.

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    AMERICAN EXPRESS COMPANY
                    (REGISTRANT)

                    By:  /s/ Stephen P. Norman
                       -----------------------
                    Name:  Stephen P. Norman
                    Title: Secretary


DATE: September 11, 2008

                                      4
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                                EXHIBIT INDEX

Item No. Description
-------- -----------

99.1 Unaudited Consolidated Statements of Income for the quarters ended June 30, 2008, 2007, and 2006; March 31, 2008, 2007, and 2006;
         December 31, 2007 and 2006; and September 30, 2007 and 2006, and for the years ended December 31, 2007 and 2006.

         Unaudited Financial Summary information by Segment and for Earnings Per Share for the quarters ended June 30, 2008, 2007, and 2006; March 31, 2008, 2007, and 2006; December 31, 2007 and 2006; and September
         30, 2007 and 2006, and for the years ended December 31, 2007 and 2006.

         Unaudited Consolidated Balance Sheets as of June 30, 2008, and December 31, 2007.

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